                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule
     14a-12

                   Investment Grade Municipal Income Fund Inc.
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

5) Total fee paid:

--------------------------------------------------------------------------------
[_] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------

                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                                ----------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 20, 2005
                                ----------------

TO THE SHAREHOLDERS:

    The annual meeting of shareholders of Investment Grade Municipal Income Fund Inc. (the 'Fund') will be held on January 20, 2005, at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 for the following purposes:

    MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS:

        (1) To elect five (5) directors to serve until the annual meeting of shareholders in 2006, or until their successors are elected and qualified or until they resign or are otherwise removed; and

        (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

    MATTERS TO BE VOTED UPON ONLY BY HOLDERS OF AUCTION PREFERRED SHARES:

        (3) To elect two (2) directors to serve until the annual meeting of shareholders in 2006, or until their successors are elected and qualified or until they resign or are otherwise removed.

    You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on November 19, 2004. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,

                                          MARK F. KEMPER
                                          Secretary

November 29, 2004
51 West 52nd Street
New York, New York 10019-6114

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

 PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director for which you are entitled to cast a vote named in the attached proxy statement and, in the proxies' discretion, either 'FOR' or 'AGAINST' any other business that may properly arise at the annual meeting. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

   1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

   2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    REGISTRATION                              VALID SIGNATURE
                    ------------                              ---------------
Corporate Accounts

  (1) ABC Corp.......................................  ABC Corp.
                                                       John Doe, Treasurer

  (2) ABC Corp.......................................  John Doe, Treasurer

  (3) ABC Corp. c/o John Doe, Treasurer..............  John Doe

  (4) ABC Corp. Profit Sharing Plan..................  John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership............................  Jane B. Smith, Partner

  (2) Smith and Jones, Limited Partnership...........  Jane B. Smith, General Partner

Trust Accounts

  (1) ABC Trust Account..............................  Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d 12/18/78............  Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o
      John B. Smith, Jr. UGMA/UTMA...................  John B. Smith

  (2) Estate of John B. Smith........................  John B. Smith, Jr., Executor

                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                              -------------------

                               PROXY STATEMENT

                              -------------------
         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 2005

    This proxy statement is furnished to the shareholders of Investment Grade Municipal Income Fund Inc. (the 'Fund') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on January 20, 2005, at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about November 29, 2004.

    A majority of the shares outstanding on November 19, 2004, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting (including a quorum of the Fund's auction preferred shares ('APS') with respect to the election of the two directors to be elected solely by the APS), or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies marked WITHHOLD on any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposals 1 and 3, for which the required vote is a plurality of the votes cast on the matter.

    Except as otherwise indicated herein, all of the outstanding shares of the Fund's common stock and APS will vote together as a single class. Each full share of the Fund's common stock or APS is entitled to one vote, and each fractional share of the Fund's common stock or APS is entitled to a proportionate share of one vote. However, as described below in connection with Proposals 1 and 3, the holders of the APS, voting as a separate class, are entitled to elect two of the Fund's directors.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. With respect to the holders of the APS, if you give no voting instructions, your shares will be voted FOR the seven nominees for director named herein and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. With respect to the holders of the Fund's common stock, if you give no voting instructions, your shares will be voted FOR the five nominees for director named herein for which the holders of the common stock are entitled to vote and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation to the Fund's Secretary care of UBS Global Asset Management (US) Inc. at 51 West 52nd Street, New York, New York 10019-6114. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

    As of the record date, November 19, 2004, the Fund had outstanding 10,356,667 shares of common stock and 2,200 shares of the APS, representing 800 Series A shares, 800 Series B shares and 600 Series C shares. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of UBS Global Asset Management (US) Inc. ('UBS Global AM') or
UBS Financial Services Inc., who will not receive any compensation therefore from the Fund.

    UBS Global AM serves as the Fund's investment advisor and administrator. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business offices of UBS Global AM are located at 51 West 52nd Street, New York, New York 10019-6114. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

    The Fund's annual report containing financial statements for the fiscal year ended September 30, 2004, is being mailed to shareholders concurrently with this proxy statement.

                    PROPOSALS 1 AND 3. ELECTION OF DIRECTORS

    Proposals 1 and 3 relate to the election of directors of the Fund. Management proposes the election of the seven nominees named in the table below. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each of the nominees was last elected director at the Fund's January 2004 Annual Meeting of Shareholders.

    Holders of the outstanding shares of the APS, voting as a separate class, are entitled to elect two of the Fund's directors. Margo N. Alexander and Meyer Feldberg have been nominated as the directors that are to be elected solely by holders of the APS. The other five directors will be elected by holders of both the outstanding common stock and APS, voting together as a single class. Richard
Q. Armstrong, David J. Beaubien, Richard R. Burt, Carl W. Schafer and William D. White have been nominated as the directors that are to be elected by all common stock and APS holders. Unless you give contrary instructions on the enclosed proxy card: if you are a holder of the APS, your APS shares will be voted FOR the election of all seven nominees; and, if you are a holder of the common stock, your shares of common stock will be voted FOR the five nominees that are to be elected by all common stock and APS holders. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

    Directors, including those who are not 'interested persons' of the Fund as that term is defined in the Investment Company Act of 1940, as amended ('1940 Act') ('Independent Directors'), shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors and executive officers (18 persons) beneficially owned any shares of the Fund's common stock or APS on November 5, 2004.

    Listed in the table below, for each nominee, is a brief description of the nominee's experience as a director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

                                 POSITION(S)   LENGTH OF                                NUMBER OF PORTFOLIOS IN
                                  HELD WITH      TIME       PRINCIPAL OCCUPATION(S)          FUND COMPLEX
NAME, ADDRESS, AND AGE               FUND       SERVED        DURING PAST 5 YEARS         OVERSEEN BY NOMINEE
----------------------               ----       ------        -------------------         -------------------
INTERESTED DIRECTOR:
Margo N. Alexander'D'; 57          Director      Since     Mrs. Alexander is           Mrs. Alexander is a
c/o UBS Global Asset Management                  1996      retired. She was an         director or trustee of 16
51 West 52nd Street                                        executive vice president    investment companies
New York, NY 10019                                         of UBS Financial            (consisting of 33
                                                           Services Inc. (from March   portfolios) for which
                                                           1984 to December 2002).     UBS Global AM or one of
                                                           She was chief executive     its affiliates serves as
                                                           officer (from January       investment advisor, sub-
                                                           1995 to October 2000), a    advisor or manager.
                                                           director (from January
                                                           1995 to September 2001)
                                                           and chairman (from March
                                                           1999 to September 2001)
                                                           of UBS Global AM
                                                           (formerly known as
                                                           Mitchell Hutchins Asset
                                                           Management Inc.).

INDEPENDENT DIRECTORS:
Richard Q. Armstrong; 69           Director      Since     Mr. Armstrong is chairman   Mr. Armstrong is a
c/o Willkie Farr &               and Chairman    1995      and principal of R.Q.A.     director or trustee of 16
Gallagher LLP                    of the Board              Enterprises (management     investment companies
787 Seventh Avenue               of Directors              consulting firm) (since     (consisting of 33
New York, NY 10019-6099                                    April 1991 and principal    portfolios) for which UBS
                                                           occupation since March      Global AM or one of its
                                                           1995).                      affiliates serves as
                                                                                       investment advisor, sub-
                                                                                       advisor or manager.

David J. Beaubien; 70              Director      Since     Mr. Beaubien is retired     Mr. Beaubien is a
84 Doane Road                                    2001      (since 2003). He was        director or trustee of 16
Ware, MA 01082                                             chairman of Yankee          investment companies
                                                           Environmental Systems,      (consisting of 33
                                                           Inc., a manufacturer of     portfolios) for which
                                                           meteorological measuring    UBS Global AM or one of
                                                           systems (since 1991).       its affiliates serves as
                                                                                       investment advisor, sub-
                                                                                       advisor or manager.


                                 OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE             HELD BY NOMINEE
----------------------             ---------------
INTERESTED DIRECTOR:
Margo N. Alexander'D'; 57        None
c/o UBS Global Asset Management
51 West 52nd Street
New York, NY 10019

INDEPENDENT DIRECTORS:
Richard Q. Armstrong; 69         None
c/o Willkie Farr &
Gallagher LLP
787 Seventh Avenue
New York, NY 10019-6099

David J. Beaubien; 70            Mr. Beaubien is
84 Doane Road                    also a director of
Ware, MA 01082                   IEC Electronics,
                                 Inc., a
                                 manufacturer of
                                 electronic
                                 assemblies.

                                 POSITION(S)   LENGTH OF                                NUMBER OF PORTFOLIOS IN
                                  HELD WITH      TIME       PRINCIPAL OCCUPATION(S)          FUND COMPLEX
NAME, ADDRESS, AND AGE               FUND       SERVED        DURING PAST 5 YEARS         OVERSEEN BY NOMINEE
----------------------               ----       ------        -------------------         -------------------
Richard R. Burt; 57                Director      Since     Mr. Burt is chairman of     Mr. Burt is a director or
1275 Pennsylvania Ave., N.W.                     1995      Diligence LLC               trustee of 16 investment
Washington, D.C. 20004                                     (international              companies (consisting of
                                                           information and security    33 portfolios) for which
                                                           firm) and IEP Advisors      UBS Global AM or one of
                                                           (international              its affiliates serves as
                                                           investments and             investment advisor, sub-
                                                           consulting firm).           advisor or manager.

Meyer Feldberg; 62                 Director      Since     Professor Feldberg is       Professor Feldberg is a
Columbia Business School                         1992      Dean Emeritus and Sanford   director or trustee of 30
33 West 60th Street                                        Bernstein Professor of      investment companies
7th Floor                                                  Leadership and Ethics at    (consisting of 47
New York, NY 10023-7905                                    Columbia Business School.   portfolios) for which
                                                           Prior to July 2004, he      UBS Global AM or one of
                                                           was Dean and Professor of   its affiliates serves as
                                                           Management of the           investment advisor,
                                                           Graduate School of          sub-advisor or manager.
                                                           Business at Columbia
                                                           University (since 1989).


                                 OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE             HELD BY NOMINEE
----------------------             ---------------
Richard R. Burt; 57              Mr. Burt is also a
1275 Pennsylvania Ave., N.W.     director of
Washington, D.C. 20004           Hollinger
                                 International Inc.
                                 (publishing), HCL
                                 Technologies, Ltd.
                                 (software and
                                 information
                                 technologies), The
                                 Central European
                                 Fund, Inc., The
                                 Germany Fund, Inc.,
                                 IGT, Inc. (provides
                                 technology to
                                 gaming and wagering
                                 industry) and
                                 chairman of Weirton
                                 Steel Corp. (makes
                                 and finishes steel
                                 products). He is
                                 also a director or
                                 trustee of funds in
                                 the Scudder Mutual
                                 Funds Family
                                 (consisting of 47
                                 portfolios).

Meyer Feldberg; 62               Professor Feldberg
Columbia Business School         is also a director
33 West 60th Street              of Primedia Inc.
7th Floor                        (publishing),
New York, NY 10023-7905          Federated
                                 Department Stores,
                                 Inc. (operator of
                                 department stores),
                                 Revlon, Inc.
                                 (cosmetics), Select
                                 Medical Inc.
                                 (healthcare
                                 services) and
                                 SAPPI, Ltd.
                                 (producer of
                                 paper).

                                 POSITION(S)   LENGTH OF                                NUMBER OF PORTFOLIOS IN
                                  HELD WITH      TIME       PRINCIPAL OCCUPATION(S)          FUND COMPLEX
NAME, ADDRESS, AND AGE               FUND       SERVED        DURING PAST 5 YEARS         OVERSEEN BY NOMINEE
----------------------               ----       ------        -------------------         -------------------
Carl W. Schafer; 68                Director      Since     Mr. Schafer is president    Mr. Schafer is a director
66 Witherspoon Street #1100                      1996      of the Atlantic             or trustee of 16
Princeton, NJ 08542                                        Foundation (charitable      investment companies
                                                           foundation) (since 1990).   (consisting of 33
                                                                                       portfolios) for which
                                                                                       UBS Global AM or one of
                                                                                       its affiliates serves as
                                                                                       investment advisor, sub-
                                                                                       advisor or manager.

William D. White; 70               Director      Since     Mr. White is retired        Mr. White is a director
P.O. Box 199                                     2001      (since 1994).               or trustee of 16
Upper Black Eddy, PA 18972                                                             investment companies
                                                                                       (consisting of 33
                                                                                       portfolios) for which
                                                                                       UBS Global AM or one of
                                                                                       its affiliates serves as
                                                                                       investment advisor, sub-
                                                                                       advisor or manager.

                                 OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE             HELD BY NOMINEE
----------------------             ---------------
Carl W. Schafer; 68              Mr. Schafer is also
66 Witherspoon Street #1100      a director of Labor
Princeton, NJ 08542              Ready, Inc.
                                 (temporary
                                 employment),
                                 Guardian Life
                                 Insurance Company
                                 Mutual Funds
                                 (consisting of 25
                                 portfolios), the
                                 Harding, Loevner
                                 Funds (consisting
                                 of three
                                 portfolios), E.I.I.
                                 Realty Securities
                                 Trust (consisting
                                 of two portfolios)
                                 and Frontier Oil
                                 Corporation.

William D. White; 70             None
P.O. Box 199
Upper Black Eddy, PA 18972

---------

'D' Mrs. Alexander is an 'interested person' of the Fund as defined in the 1940 Act by virtue of her former positions with UBS Global AM and/or any of its affiliates.

         INFORMATION ABOUT NOMINEE BENEFICIAL OWNERSHIP OF FUND SHARES

                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                         DOLLAR RANGE       REGISTERED INVESTMENT COMPANIES OVERSEEN
                                          OF EQUITY         BY NOMINEE FOR WHICH UBS GLOBAL AM OR AN
                                          SECURITIES        AFFILIATE SERVES AS INVESTMENT ADVISOR,
                NOMINEE                   IN FUND'D'               SUB-ADVISOR OR MANAGER'D'
                -------                   ----------               -------------------------
INTERESTED DIRECTORS:
Margo N. Alexander.....................      None                      Over $100,000

INDEPENDENT DIRECTORS:*
Richard Q. Armstrong...................      None                      Over $100,000
David J. Beaubien......................      None                      Over $100,000
Richard R. Burt........................      None                           None
Meyer Feldberg.........................      None                      Over $100,000
Carl W. Schafer........................      None                    $50,001 - $100,000
William D. White.......................      None                    $10,001 - $50,000

---------

'D' Information regarding ownership of shares of the Fund is as of November 5, 2004; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2003.

 * To the extent they have not already done so, the Independent Directors have each agreed to invest the equivalent of a minimum of one year's board member's fees, in the aggregate, in the funds in the UBS Fund complex.
    Such investments may be spread across a number of funds, and they may not necessarily be made in any one particular fund overseen. The investment will be made over a period not to exceed three years from the beginning of 2004.

    As of December 31, 2003, the Independent Directors did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

    The board of directors of the Fund met nine times during the fiscal year ended September 30, 2004. Each director attended 75% or more of the board meetings during the last fiscal year.

    The board of directors is not required to attend the Fund's annual meetings, and no directors attended the annual meeting of shareholders in 2004.

    The board has established an Audit Committee that acts pursuant to a written charter ('Audit Committee Charter') and is responsible for, among other things:
(i) overseeing the scope of the Fund's audit; (ii) overseeing the Fund's accounting and financial reporting policies, practices and internal controls;
(iii) approving, and recommending to the board for ratification, the selection of the Fund's independent auditors. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit Committee has: (a) reviewed and discussed the Fund's audited financial statements with management;
(b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the board that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended September 30, 2004. The Audit Committee currently consists of Messrs. Armstrong, Beaubien, Burt, Feldberg and White, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund and each of whom is independent as defined under the listing standards of the New York Stock Exchange

('NYSE') applicable to closed-end funds. Each member of the Fund's Audit Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit Committee met five times during the fiscal year ended September 30, 2004, and each member attended 75% or more of those meetings.

    The board has also established a Nominating and Corporate Governance Committee (the 'Nominating Committee') that acts pursuant to a written charter ('the Nominating and Corporate Governance Committee Charter'). The Nominating Committee is responsible for, among other things, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the board. A copy of the Nominating and Corporate Governance Committee Charter is attached as Exhibit B. The Nominating Committee currently consists of Messrs. Burt, Feldberg, Schafer and White, none of whom is an 'interested person' for purposes of the 1940 Act, and all of whom are independent as defined under the listing standards of the NYSE applicable to closed-end funds. The Nominating Committee met three times during the fiscal year ended September 30, 2004.

    In nominating candidates, the Nominating Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for director, the Nominating Committee takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not the person is an 'interested person' as defined in the 1940 Act, meets the applicable independence and experience requirements of the NYSE and is otherwise qualified under applicable laws and regulations to serve as a member of the board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates;
(iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a board member;
(iv) the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate's experience with the experience of other board members; and (vi) the extent to which the candidate would be a desirable addition to the board and any committees thereof.

    The Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Professor Meyer Feldberg, care of the Secretary of the Fund at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope 'Nominating and Corporate Governance Committee.' The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders. The board does not have a standing compensation committee.

    Shareholders may send other communications to the board by sending a letter to the chairperson of the Audit Committee, Mr. Richard Q. Armstrong, care of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099. The chairperson of the Audit Committee will relay shareholder communications to the other board members.

    Each Independent Director receives, in the aggregate from the UBS Global AM funds, an annual retainer of $70,000 and a $13,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Independent Directors who participate in previously scheduled in-person meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. The chairperson of the Audit Committee receives annually $25,000. Effective
October 1, 2004, the chairperson of the Nominating Committee receives annually $15,000. Effective October 1, 2004, the Chairman of the board receives annually $30,000. (If a board member simultaneously holds more than one position on the board, he or she is paid only the higher of the two fees otherwise payable for these positions.) The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment and
(ii) one-half of the expense will be allocated according to the number of such funds (i.e., expense divided by number of funds yields per fund allocation). No officer, director or employee of UBS Global AM or any of its affiliates presently receives any compensation from the Fund for acting as a board member or officer. Board members are reimbursed for expenses incurred in attending meetings.

    Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The table below includes certain information relating to the compensation of the Fund's directors.

                             COMPENSATION TABLE'D'

                                                                                   TOTAL
                                                                                COMPENSATION
                                                                AGGREGATE      FROM THE FUND
                          NAME OF                              COMPENSATION       AND THE
                      PERSON, POSITION                        FROM THE FUND*   FUND COMPLEX**
                      ----------------                        --------------   --------------
Richard Q. Armstrong, Director..............................      $2,201          $112,500
David J. Beaubien, Director.................................      $1,895          $100,000
Richard R. Burt, Director...................................      $1,862          $100,000
Meyer Feldberg, Director....................................      $2,020          $200,125
Carl W. Schafer, Director...................................      $1,895          $100,000
William D. White, Director..................................      $1,895          $100,000

---------

'D' Only Independent Directors are compensated by the funds for which UBS
    Global AM or an affiliate serves as investment advisor, sub-advisor or manager; directors who are 'interested persons,' as defined in the 1940 Act, do not receive compensation from the funds.

* Represents fees paid to each director during the fiscal year ended September 30, 2004.

** Represents fees paid during the calendar year ended December 31, 2003 to each board member by: (a) 22 investment companies in the case of Messrs. Armstrong, Beaubien, Burt, Schafer and White; and (b) 36 investment companies in the case of Professor Feldberg for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

      INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The Fund's financial statements for the fiscal year ended September 30, 2004, were audited by Ernst & Young LLP ('Ernst & Young'), independent registered public accounting firm. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The board of directors of the Fund has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2005. Ernst & Young has been the Fund's independent registered public accounting firm since July 25, 2001. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

    Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

    The aggregate audit fees billed by Ernst & Young for professional services rendered to the Fund for the audit of each of the last two fiscal years ended September 30, 2004 and September 30, 2003 were approximately $36,750 and $13,600, respectively.

    Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

AUDIT-RELATED FEES

    The aggregate audit-related fees billed by Ernst & Young for services rendered to the Fund that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $12,693 and $21,300, respectively, in each of the fiscal years ended September 30, 2004 and September 30, 2003. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the Securities and Exchange Commission ('SEC') rules relating to the pre-approval of non-audit services had been in effect at that time.

    Fees included in the audit-related category are those associated with
(1) the reading of and provision of comments on the 2004 and 2003 semiannual financial statements, (2) review of portions of the Fund's semiannual 2003
Form N-SAR filing, (3) review of the consolidated 2003 and 2002 profitability of UBS Global AM to assist the board members in their annual advisory/administration contract reviews, and (4) auction preferred shares testing for the Fund's fiscal years ended 2004 and 2003.

    With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

TAX FEES

    The aggregate tax fees billed by Ernst & Young for services rendered to the Fund for each of the fiscal years ended September 30, 2004 and September 30, 2003 were approximately $11,400 and $8,100, respectively. This includes amounts related to tax services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

    Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

    With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

ALL OTHER FEES

    For the fiscal years ended September 30, 2004 and September 30, 2003, there were no fees billed by Ernst & Young for other services provided to the Fund. Fees included in the 'all other fees' category consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and tax services unrelated to the Fund.

    With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no 'all other fees' required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

    The Audit Committee Charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

    The Audit Committee shall:

        Pre-approve (a) all audit and permissible non-audit services1 to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the

---------
1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

  Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global AM and any service providers controlling, controlled by or under common control with UBS Global AM that provide ongoing services to the Fund ('Covered Service Providers') constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and
  (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

    operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

AGGREGATE NON-AUDIT FEES

    For the fiscal years ended September 30, 2004 and September 30, 2003, the aggregate fees billed by Ernst & Young of $3,661,972 and $3,178,679, respectively, for non-audit services rendered on behalf of the Fund ('covered'), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ('non-covered') that provides ongoing services to the registrant for each of the last two fiscal years of the Fund is shown in the table below:

                                                                 2004         2003
                                                                 ----         ----
Covered Services............................................  $   24,093   $   29,400
Non-Covered Services........................................  $3,637,879   $3,149,279

    The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Ernst & Young's independence.

                               EXECUTIVE OFFICERS

    Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

                                                    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                POSITION(S) HELD      TIME           NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS, AND AGE           WITH THE FUND       SERVED           FOR WHICH PERSON SERVES AS OFFICER
----------------------           -------------       ------           ----------------------------------
W. Douglas Beck*; 37            Vice President     Since 2003    Mr. Beck is an executive director and head
                                                                 of product management of UBS Global AM
                                                                 (since 2002). From March 1998 to November
                                                                 2002, he held various positions at Merrill
                                                                 Lynch, the most recent being first vice
                                                                 president and co-manager of the Managed
                                                                 Solutions Group. Mr. Beck is vice president
                                                                 of 20 investment companies (consisting of 75
                                                                 portfolios) for which UBS Global AM or one
                                                                 of its affiliates serves as investment
                                                                 advisor, sub-advisor or manager.

James Capezzuto*; 40            Vice President     Since 2004    Mr. Capezzuto is director and associate
                                and Assistant                    general counsel at UBS Global AM (since
                                Secretary                        2004). Prior to joining UBS Global AM he was
                                                                 senior vice president, senior compliance
                                                                 manager at Bank of America (from 2003-2004)
                                                                 prior to that he was general counsel at
                                                                 Steinberg Priest & Sloane and prior to that
                                                                 he was director and senior counsel at
                                                                 Deutsche Asset Management (from 1996 --
                                                                 2002.) Mr. Capezzuto is a vice president and
                                                                 assistant secretary of 20 investment
                                                                 companies (consisting of 75 portfolios) for
                                                                 which UBS Global AM or one of its affiliates
                                                                 serves as investment advisor, sub-advisor or
                                                                 manager.

Thomas Disbrow*; 38             Vice President     Since 2000    Mr. Disbrow is a director and co-head of the
                                and Treasurer      (Vice         mutual fund finance department of
                                                   President);   UBS Global AM. Prior to November 1999, he
                                                   since 2004    was a vice president of Zweig/Glaser
                                                   (Treasurer)   Advisers. Mr. Disbrow is a vice president
                                                                 and treasurer of 16 investment companies
                                                                 (consisting of 33 portfolios) and vice
                                                                 president and assistant treasurer of four
                                                                 investment companies (consisting of 42
                                                                 portfolios) for which UBS Global AM or one
                                                                 of its affiliates serves as investment
                                                                 advisor, sub-advisor or manager.

                                                    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                POSITION(S) HELD      TIME           NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS, AND AGE           WITH THE FUND       SERVED           FOR WHICH PERSON SERVES AS OFFICER
----------------------           -------------       ------           ----------------------------------
Elbridge T. Gerry III*; 47      Vice President     Since 1996    Mr. Gerry is a managing director --
                                                                 municipal fixed income of UBS Global AM. Mr.
                                                                 Gerry is a vice president of six investment
                                                                 companies (consisting of 10 portfolios) for
                                                                 which UBS Global AM or one of its affiliates
                                                                 serves as investment advisor, sub-advisor or
                                                                 manager.

Mark F. Kemper**; 46            Vice President     Since 2004    Mr. Kemper is general counsel of UBS Global
                                and Secretary                    Asset Management -- Americas region (since
                                                                 July 2004). Mr. Kemper also is an executive
                                                                 director of UBS Global Asset Management
                                                                 (Americas) Inc. ('UBS Global AM (Americas'))
                                                                 and was its deputy general counsel from July
                                                                 2001 to July 2004. He has been secretary of
                                                                 UBS Global AM (Americas) since 1999 and
                                                                 assistant secretary of UBS Global Asset
                                                                 Management Trust Company since 1993. Mr.
                                                                 Kemper is secretary of UBS Global AM (since
                                                                 2004). Mr. Kemper is vice president and
                                                                 secretary of 20 investment companies
                                                                 (consisting of 75 portfolios) for which
                                                                 UBS Global AM (Americas) or one of its
                                                                 affiliates serves as investment advisor,
                                                                 sub-advisor or manager.

Joanne M. Kilkeary*; 36         Vice President     Since 2004    Ms. Kilkeary is an associate director and a
                                and Assistant                    senior manager of the mutual fund finance
                                Treasurer                        department of UBS Global AM. Ms. Kilkeary is
                                                                 a vice president and assistant treasurer of
                                                                 16 investment companies (consisting of 33
                                                                 portfolios) for which UBS Global AM or one
                                                                 of its affiliates serves as investment
                                                                 advisor, sub-advisor or manager.

                                                    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                POSITION(S) HELD      TIME           NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS, AND AGE           WITH THE FUND       SERVED           FOR WHICH PERSON SERVES AS OFFICER
----------------------           -------------       ------           ----------------------------------
Joseph T. Malone*; 37           Vice President     Since 2004    Mr. Malone is a director and co-head of the
                                and Assistant                    mutual fund finance department of UBS Global
                                Treasurer                        AM. From August 2000 through June 2001, he
                                                                 was the controller at AEA Investors Inc.
                                                                 From March 1998 to August 2000, Mr. Malone
                                                                 was a manager within the investment management
                                                                 services practice of PricewaterhouseCoopers LLC.
                                                                 Mr. Malone is vice president and assistant
                                                                 treasurer of 16 investment companies
                                                                 (consisting of 33 portfolios) and vice
                                                                 president, treasurer and principal
                                                                 accounting officer of four investment
                                                                 companies (consisting of 42 portfolios) for
                                                                 which UBS Global AM or one of its affiliates
                                                                 serves as investment advisor, sub-advisor or
                                                                 manager.

Joseph McGill*; 42              Vice President     Since 2004    Mr. McGill is an executive director and chief
                                and Chief                        compliance officer at UBS Global AM (since
                                Compliance                       2003). Prior to joining UBS Global AM he
                                Officer                          was Assistant General Counsel, J. P. Morgan
                                                                 Investment Management (from 1999-2003). Mr.
                                                                 McGill is a vice president and chief
                                                                 compliance officer of 20 investment
                                                                 companies (consisting of 75 portfolios) for
                                                                 which UBS Global AM or one of its affiliates
                                                                 serves as investment advisor, sub-advisor or
                                                                 manager.

Joseph A. Varnas*; 37           President          Since 2003    Mr. Varnas is a managing director (since
                                                                 March 2003), global head of information
                                                                 technology and operations (since March 2004)
                                                                 and head of product management -- Americas
                                                                 (since November 2002) of UBS Global AM. He
                                                                 was head of technology of UBS Global AM from
                                                                 November 2002 to March 2004. From 2000 to
                                                                 2001, he was manager of product development
                                                                 in Investment Consulting Services at
                                                                 UBS Financial Services Inc. Mr. Varnas was a
                                                                 senior analyst in the Global Securities
                                                                 Research and Economics Group at Merrill
                                                                 Lynch from 1995 to 1999. Mr. Varnas is
                                                                 president of 20 investment companies
                                                                 (consisting of 75 portfolios) for which
                                                                 UBS Global AM or one of its affiliates
                                                                 serves as investment advisor, sub-advisor or
                                                                 manager.

                                                    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                POSITION(S) HELD      TIME           NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS, AND AGE           WITH THE FUND       SERVED           FOR WHICH PERSON SERVES AS OFFICER
----------------------           -------------       ------           ----------------------------------
William Veronda*; 58            Vice President     Since 2004    Mr. Veronda is an executive
                                                                 director -- fixed income of UBS Global AM
                                                                 (since 1995). Mr. Veronda is a vice
                                                                 president of two investment companies
                                                                 (consisting of two portfolios) for which
                                                                 UBS Global AM or one of its affiliates
                                                                 serves as investment advisor, sub-advisor or
                                                                 manager.

Keith A. Weller*; 43            Vice President     Since 1995    Mr. Weller is a director and associate
                                and Assistant                    general counsel of UBS Global AM. Mr. Weller
                                Secretary                        is a vice president and assistant secretary
                                                                 of 20 investment companies (consisting of 75
                                                                 portfolios) for which UBS Global AM or one
                                                                 of its affiliates serves as investment
                                                                 advisor, sub-advisor or manager.

---------

 * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois
   60606.

                               OTHER INFORMATION

BENEFICIAL OWNERSHIP OF SHARES

    As of November 5, 2004, Management did not know of any person who owned beneficially 5% or more of the shares of the Fund.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any board member or officer.

                             SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit proposals to be considered at the Fund's 2006 annual meeting of shareholders should send such proposals to the Secretary of the Fund at 51 West 52nd Street, New York, NY 10019-6114. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than August 1, 2005, and must satisfy the other requirements of the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the board of directors,

                                          MARK F. KEMPER
                                          Secretary

November 29, 2004

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                       EXHIBIT A

                            AUDIT COMMITTEE CHARTER
                    AMENDED AND RESTATED AS OF MAY 12, 2004

ESTABLISHMENT AND PURPOSE

    This document serves as the Charter for the Audit Committee (the 'Committee') of the Board of each fund (the 'Fund') advised by UBS Global Asset Management (US) Inc. ('UBS Global') listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to assist Board oversight of (1) the integrity of the Fund's financial statements,
(2) the Fund's compliance with legal and regulatory requirements, (3) the independent auditors' qualifications and independence and (4) the performance of the Fund's independent auditors.

    In performing its Board oversight assistance function, the Committee will, among other things (a) oversee the scope of the Fund's audit, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls and, as appropriate, the internal controls of certain service providers; (b) approve, and recommend to the Board, for ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as determining the compensation thereof; and (c) pre-approve all audit and non-audit services provided to the Fund and certain other persons by such independent auditors.

DUTIES AND RESPONSIBILITIES

    Audit Oversight

    The Fund's independent auditors are accountable to the Committee.

    The Committee shall:

        1. Approve, and recommend to the Board for the Board's ratification, the selection, appointment, retention or termination of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

        2. Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent

---------
(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
    (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

    Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global and any service providers controlling, controlled by or under common control with UBS Global that provide ongoing services to the Fund ('Covered Service Providers') constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

           auditors to UBS Global and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global or the Fund's officers).

        3. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; receive periodic reports from the independent auditors regarding the independent auditors' independence (including receiving the independent auditors' specific representations as to independence consistent with current statements of the Independence Standards Board); and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

        4. Review, in consultation with the independent auditors, the scope of the Fund's proposed audit each year, including the audit procedures to be utilized, and certain other matters in connection with the Fund's financial statements.

        5. Inquire of UBS Global and the independent auditors as to the Fund's qualification under Subchapter M of the Internal Revenue Code and amounts distributed and reported to shareholders for Federal tax purposes.

        6. [Closed-end Funds only] Review and discuss the Fund's audited annual financial statements and unaudited semiannual reports with UBS Global and, in the case of the audited financials, the independent auditors, including the Fund's disclosure of management's discussion of Fund performance.

        7. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit, relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, or any subsequent Statement, and management's response.

        8. Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard No. 1, or any subsequent Statement.

        9. Review, in consultation, as appropriate, with the independent auditors and Fund service providers, matters relating to internal controls and disclosure controls and procedures at the Fund and at the Fund's service providers.

        10. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, UBS Global, the Fund's sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or 'deficiency' letter received from a regulatory or self-regulatory organization addressed to the Fund, UBS Global or the Fund's sub-adviser(s), if any, that relates to services rendered to the Fund.

        11. Establish procedures for the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures (set forth on Appendix C hereto) for the confidential, anonymous submission by Fund officers or employees and the Fund's investment adviser (including sub-advisers, if any), administrator(s), principal underwriter or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters related to the Fund.

        12. Request that the independent auditors report to the Committee on any unusual items or matters discovered during the course of any semi-annual or other reviews.

        13. [Closed-end Funds only] Consider and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditors, the Fund's officers and UBS Global; and prepare the audit committee report required to be included in the Fund's proxy statement for its annual meeting of shareholders.

        14. [Closed-end Funds only] At least annually, obtain and review a report by the Fund's independent auditors describing (i) the independent auditors' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with such issues; and (iii) (to assess the independent auditors' independence) all relationships between the independent auditor and the Fund.

        15. [Closed-end Funds only] Discuss in general the Fund's periodic earnings releases, as well as any financial information and earnings guidance provided to analysts and rating agencies.

        16. [Closed-end Funds only] Discuss policies with respect to risk assessment and risk management.

        17. [Closed-end Funds only] Review hiring policies of UBS Global and the Fund, if any, for employees and former employees of the Fund's independent auditors.

        18. [Closed-end Funds only] Prepare an annual performance evaluation of the Committee for the Board's review.

        19. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

    In performing its duties, the Committee shall be provided by UBS Global, the Fund's sub-advisor(s), if any, or the Fund, as applicable, with such information, data and services as the Committee shall request to discharge its duties and responsibilities, shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, UBS Global, the Fund's sub-advisor(s), if any, the Fund's counsel and the Fund's other service providers and, as it determines necessary to carry out its duties and at the Fund's expense, may engage outside advisors and consultants. In carrying out its functions, the Committee shall meet separately, periodically, with management and with the Fund's independent auditors. The Fund shall provide appropriate funding for the Committee to carry out its duties and responsibilities.

COMPOSITION

    The Committee shall have a minimum of three members and shall be composed of a number of Board members, each of whom has been determined not to be an 'interested person,' as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ('1940 Act'), of the Fund (the 'Independent Board Members'), as the Board shall determine from time to time. Each member of the Committee must also meet the independence and experience requirements as set forth in Sections 303A.07(a) and 303.01(b)(2)(a) of the New York Stock Exchange's Listed Company Manual, in each case as applicable to closed-end Funds. The Committee shall elect a chairperson, who shall preside over Committee meetings (the 'Chairperson'). The Chairperson shall serve for a term of three years, which term may be renewed from time to time.(2)

    In addition, the Board shall use its best efforts to ensure that at least one member of the Committee is an 'audit committee financial expert,' as determined under the rules of the Securities and Exchange Commission.
Appendix B sets forth the audit committee financial expert requirements as of the date of this amended and restated Charter. In the event that the Committee does not have at least one such audit committee financial expert, the nominating committee of the Board shall endeavor to identify and recommend to the Board a candidate that meets such requirements or, in the event the Board does not, at such time, have a nominating committee, the Board shall designate the Independent Board Members as a committee to identify and recommend to the Board a candidate that meets such requirements.

    For those Funds listed on the NYSE, no member of the Committee may serve on the audit committees of more than three public companies, including all Funds managed by UBS Global (deemed for these purposes to be a single public company), unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively.

MEETINGS

    The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Additional meetings shall be called as circumstances require. The Committee may request any officer or employee of the Fund, the Fund's counsel, UBS Global, the Fund's sub-adviser(s), if any, the Fund's independent auditors or other interested persons to attend a

---------
(2) In the case of a newly-organized UBS fund, the Chairperson's term will be coterminous with those of the other UBS funds listed on Schedule A, even if such term is shorter than three years.

meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet with the Fund's independent auditors at least once a year outside the presence of the Fund's officers and other parties. The Committee may, in its discretion, also meet outside the presence of the Fund's officers and other parties at other times. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

    One-third of the Committee's members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

    The Chairperson shall report to the Board on the result of its deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

    While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the Fund's audit or for determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities hereunder, it is recognized that the members of the Committee are not full-time employees of the Fund, it is not the duty or the responsibility of the Committee or its members to conduct 'field work' or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Fund from which it receives information; (b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Fund, UBS Global or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The review of the Fund's financial statements by the Committee is not of the same quality as the audit performed by the independent auditors.

    In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

    This Charter may be amended by a vote of a majority of the Board members.

                                                                      APPENDIX A

UBS Managed Municipal Trust
UBS Series Trust
UBS Investment Trust
UBS Index Trust
UBS Municipal Money Market Series
UBS Money Series
UBS PACE Select Advisors Trust
UBS Cashfund Inc.
UBS RMA Money Fund Inc.
UBS RMA Tax-Free Fund Inc.
UBS Master Series, Inc.
*Strategic Global Income Fund, Inc.
*Global High Income Dollar Fund Inc.
*Investment Grade Municipal Income Fund Inc.
*Insured Municipal Income Fund Inc.
*Managed High Yield Plus Fund Inc.

---------
* Closed-end Funds. The duties and responsibilities of any provision applicable exclusively to closed-end funds apply to these funds only.

                                                                      APPENDIX B

                 AUDIT COMMITTEE FINANCIAL EXPERT REQUIREMENTS

    An 'audit committee financial expert' is a person who has the following attributes:

       an understanding of generally accepted accounting principles and financial statements;

       the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

       experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

       an understanding of internal controls and procedures for financial reporting; and

       an understanding of audit committee functions.

    A person must have acquired such attributes through one or more of the following:

       education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

       experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

       experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

       other relevant experience.

                                                                      APPENDIX C

                        POLICIES OF THE AUDIT COMMITTEE
                  REGARDING CONCERNS OR COMPLAINTS RELATING TO
                  ACCOUNTING, INTERNAL ACCOUNTING CONTROLS OR
                   AUDITING MATTERS OR OTHER MATTERS RELATING
                         TO THE OPERATIONS OF THE FUND

INTRODUCTION

    The following policies are adopted by the Board of each fund ('Fund') advised by UBS Global Asset Management (US) Inc. ('UBS Global AM') listed on Appendix A to the Fund's Audit Committee Charter ('Charter').

    These policies shall constitute an amendment to, and a part of, the Charter and shall be designated as Appendix C to the Charter. These policies constitute the procedures to be established pursuant to Item 10 of 'Duties and Responsibilities -- Audit Oversight' in the Charter; however, the Board has decided to extend the benefit of these policies to all Funds, not just those exchange-listed Funds that are required to establish such procedures pursuant to
Section 301 of the Sarbanes-Oxley Act and Rule 303A of the New York Stock Exchange Inc. Listed Company Manual.

    These policies establish (1) procedures for the receipt, retention and treatment of complaints received by the Fund (including Fund officers) regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund, (2) procedures for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of the investment adviser (and sub-advisor, if applicable), administrator (and sub-administrator, if applicable), principal underwriter (if any), or any other provider of accounting related services for the Fund (each a 'Service Provider') and (3) protections for such persons bringing complaints or concerns to the attention of the Board's Audit Committee (the 'Committee').

REPORTING

    It is expected that all board members and officers, as well as employees of each Service Provider, will report promptly any concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund. Employees of Service Providers (including Fund officers) should first consider exhausting any internal reporting mechanisms at their firm before directly contacting the Chairperson of the Committee (or in the event of a potential conflict involving such person, any other member of the Committee). If such a person does not receive a satisfactory response within a reasonable period of time, or if he or she believes that utilizing internal reporting mechanisms would be futile or otherwise undesirable, he or she should (1) in the case of Service Providers under the supervision of UBS Global AM (e.g., State Street Bank and Trust or PFPC, Inc.), contact UBS Global AM via the 'ethics hotline' and/or mailbox referenced below (unless such person believes that using such 'ethics hotline' and/or mailbox would be futile or otherwise undesirable, in which case he or she should report concerns as directed in the remainder of this sentence); or
(2) in the case of all other persons, contact the Chairperson of the Committee directly (or in the event of a potential conflict involving such person, any other member of the Committee).

    The Committee requests that each Service Provider promptly inform it of complaints or concerns received from its employees pursuant to these or any similar policies it may have if such complaints or concerns are reasonably believed to relate to accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund.

    The Committee directs UBS Global AM to communicate these policies to its primary contact(s) at each other Service Provider. Each Service Provider, including UBS Global AM, shall be directed to make these methods by which complaints or concerns can be communicated known to its employees who are primarily involved in accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund that could reasonably be expected to impact the Fund. If any Service Provider refuses such request, UBS Global AM shall notify the Committee of the Service Provider's reasons for non-cooperation, and the Committee shall recommend to the Board such actions as it believes appropriate.

NON RETALIATION

    The Fund prohibits any form of retaliation being taken against any board member or officer, and shall request that each Service Provider not take any form of retaliation against its employees, as a result of such person lawfully engaging in any of the following 'Covered Activities':

    1. reporting concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund; or

    2. assisting in an internal or external investigation conducted by the Fund or a Service Provider regarding such concerns or complaints; or

    3. filing, testifying, participating or otherwise assisting in a criminal or regulatory proceeding relating to the Fund or a Service Provider.

    To the extent possible, the Board shall seek assurances from Service Providers that they shall not discharge, demote, suspend, threaten, harass, or in any other manner discriminate against an employee in the terms and conditions of his or her employment because such employee has made a report of a concern or complaint or engaged in any other Covered Activities under these policies. In addition, the Board shall seek assurances from Service Providers that they shall not knowingly, with the intent to retaliate, take any action harmful to any employee, including interference with the lawful employment or livelihood of any person, for providing to a law enforcement officer any truthful information relating to the commission or possible commission of any crime.

CONFIDENTIALITY

    Reasonable efforts will be made to keep a reporting person's identity confidential. In certain circumstances, however, it may be possible that in the course of the investigation, facts must be disclosed that would require the identity of the reporting person to be disclosed. Accordingly, in such circumstances, it is not possible to give a blanket guarantee of confidentiality. However, the Committee shall take all reasonable steps (and ask its Service Providers to make reasonable efforts) to attempt to safeguard the submission of information on a confidential basis.

    A Fund Person or Service Provider employee may submit information anonymously to the Committee through a letter addressed directly to the Chairman of the Committee (or in the event of a potential conflict involving such person, to any other member of the Committee at the Chairman's (or other Committee member's) address as specified in the Fund's Annual Report to Shareholders. The Committee recognizes that certain Service Providers have established their own procedures for the confidential, anonymous receipt of concerns or complaints and requests that Service Providers promptly report to the Committee any concerns or complaints relating to the matters discussed herein.

ETHICS HOTLINE & MAILBOX

    Where circumstances preclude the use of conventional channels, UBS Global AM has established an ethics hotline and a physical mailbox to facilitate the confidential, anonymous submission of concerns regarding potential legal/regulatory violations and questionable accounting or auditing matters or other matters relating to the operations of a Fund or other ethical dilemmas. The hotline is available for leaving a voicemail message 24-hours a day, seven days a week. In order to protect confidentiality, only the UBS Global AM General Counsel and Chief Compliance Officer will be authorized to retrieve messages. Please utilize the hotline and the mailbox only for this stated purpose. The ethics hotline number is 866-237-1851. Written submissions should be addressed to: UBS Global Asset Management (US) Inc., Attn: ETHICS, 51 West 52nd Street, New York, NY 10019-6114.

BREACH OF THIS POLICY

    Retaliatory conduct which amounts to a breach of this policy could result in criminal or regulatory sanctions or civil liability or have an adverse effect on the Fund's or a Service Provider's reputation. As a result, a breach of this policy may constitute gross misconduct and may result in disciplinary action up to and including dismissal from service as a board member or officer, or with respect to a Service Provider, the Board's decision to terminate any Fund contracts or other relationships with the Service Provider.

RETENTION AND TREATMENT OF INFORMATION REGARDING CONCERNS AND COMPLAINTS

    The Committee minutes shall reflect the receipt, retention and treatment of information received pursuant to this policy. The Committee shall have the power to obtain the resources it deems necessary and appropriate to investigate any information regarding such concerns or complaints, including obtaining the assistance of special counsel, auditors or other advisors or consultants to assist it in carrying out its responsibilities.

(May 2004)

                                                                       EXHIBIT B

             NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
                  AMENDED AND RESTATED AS OF NOVEMBER 10, 2004

ESTABLISHMENT AND PURPOSE

    This document serves as the Charter for the Nominating and Corporate Governance Committee (the 'Committee') of the Board of each fund (the 'Fund') advised by UBS Global Asset Management (US) Inc. ('UBS Global') listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) identify individuals qualified to serve as members of the Board of Directors/Trustees (the 'Board') of each Fund; (b) make recommendations to the Board on the composition of the Board; (c) recommend committee assignments and responsibilities to the Board; (d) make recommendations to the Board regarding corporate governance matters and responsibilities; and (e) periodically assess the functioning of the Board and its committees (including the Committee).

COMPOSITION

    1. The Committee shall consist of three or more Board members who are not 'interested persons' of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ('1940 Act'), of the Fund (the 'Independent Board Members'). Each member of the Committee must also meet the independence and experience requirements applicable to closed-end funds as they may be adopted and modified from time to time by the New York Stock Exchange (the 'NYSE'). Each Committee member shall serve until a successor to such member is duly elected or qualified or until such member's resignation or removal from the Board or the Committee.

    2. The Committee shall elect a chairperson (the 'Chairperson') of the Committee, who shall preside over Committee meetings.

    3. The compensation of the Chairperson and the Committee members shall be as determined by the Board.

NOMINATION AND APPOINTMENT POLICY

    1. The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

    2. In nominating candidates, the Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as it deems appropriate. These factors may include:

          whether or not the person is an 'interested person' as defined in the 1940 Act, meets the independence and experience requirements of the NYSE cited above and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

          whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates;

          whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

          the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members; and

          the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

    3. While the Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Committee will consider nominees recommended by Fund shareholders if a vacancy occurs among those Board members who are Independent Board Members. Such recommendations shall be directed to the Secretary of the Fund at such address as is set forth in the Fund's disclosure documents. The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

    4. The Committee may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

DUTIES AND RESPONSIBILITIES

    1. The Committee shall identify individuals believed to be qualified to become Board members and recommend to the Board the nominees to either
       (i) be elected by the Board or (ii) stand for election as Board members at the annual or special meeting of shareholders, as applicable.

    2. The Committee shall be responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

    3. The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the Board members, including, as it deems necessary, any term limits and mandatory retirement age.

    4. The Committee shall review, as it deems necessary, and make recommendations to the Board with regard to the compensation of Board and committee chairpersons.

    5. The Committee shall have the authority to retain and terminate any search firm to be used to identify Board nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

    6. The Committee shall be responsible for overseeing an annual evaluation of the Board and its committees to determine whether the Board and its committees are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare a summary of the performance of the Board and its committees, to be discussed with the Board.

    7. The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to
       (a) the nomination of the Board or any committee members, (b) corporate governance matters and (c) Board and committee evaluation matters.

SUBCOMMITTEES

    1. The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

MEETINGS

    1. The Committee shall meet at such times as it deems necessary or appropriate to carry out its duties. Meetings of the Committee may be held in person, by telephone or by other appropriate means. The Committee may also take action by unanimous written consent.

    2. One-half of the Committee's members shall constitute a quorum, if at least two members are present. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

    3. The Committee shall keep written minutes of its meetings, which minutes shall be maintained within the books and records of the Fund, and the Committee shall report to the Board on its meetings.

    4. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

    5. The Committee shall have the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks that will be reimbursed by the Fund.

REPORTING

    1. The Chairperson shall report to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.

AMENDMENTS

    1. This Charter may be amended by a vote of a majority of the Board members.

                                                                      SCHEDULE A

UBS Managed Municipal Trust
UBS Series Trust
UBS Investment Trust
UBS Index Trust
UBS Municipal Money Market Series
UBS Money Series
UBS PACE Select Advisors Trust
UBS Cashfund Inc.
UBS RMA Money Fund Inc.
UBS RMA Tax-Free Fund Inc.
UBS Master Series, Inc.
Strategic Global Income Fund, Inc.
Global High Income Dollar Fund Inc.
Investment Grade Municipal Income Fund Inc.
Insured Municipal Income Fund Inc.
Managed High Yield Plus Fund Inc.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

-------------------
         INVESTMENT
              GRADE
          MUNICIPAL
   INCOME FUND INC.
-------------------

                                                       --------------------
                                                                 INVESTMENT
                                                                      GRADE
                                                                  MUNICIPAL
                                                           INCOME FUND INC.
                                                       --------------------

PROXY
STATEMENT

                                                        -------------------
                                                                  NOTICE OF
                                                             ANNUAL MEETING
                                                              TO BE HELD ON
                                                           JANUARY 20, 2005
                                                                        AND
                                                            PROXY STATEMENT
                                                        -------------------

                                                                    COMMON STOCK
                                                                        PROXY

PROXY

                   INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                ANNUAL MEETING OF SHAREHOLDERS - JANUARY 20, 2005

     The undersigned hereby appoints as proxies Keith A. Weller and Cristina Paradiso and each of them (with full power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed.

     UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 8586, Edison, NJ 08818-9452. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
    SIDE                                                                 SIDE
-----------                                                          -----------

[X] Please mark                                                             4996
    vote as in
    this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.

1. To elect as directors:

   Nominees: (01) Richard Q. Armstrong, (02) David J. Beaubien,
             (03) Richard R. Burt, (04) Carl W. Schafer and
             (05) William D. White.

                    FOR   [_]   [_] WITHHOLD
                    ALL             FROM ALL
                 NOMINEES           NOMINEES

             [_]
                 --------------------------------------
                 For all nominees except as noted above

                                        Mark box at right if an address      [_]
                                        change or comment has been noted
                                        on this card.

                                        This proxy will not be voted unless it
                                        is dated and signed exactly as
                                        instructed below.

                                        If shares are held by an individual,
                                        sign your name exactly as it appears on
                                        this card. If shares are held jointly,
                                        either party may sign, but the name of
                                        the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer".

                                        Sign exactly as name appears hereon.


Signature:
(if held jointly)             Date:          Signature:             Date:
                  ---------         ------              ---------         ------

                                                                 PREFERRED STOCK
                                                                      PROXY

PROXY

                   INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                ANNUAL MEETING OF SHAREHOLDERS - JANUARY 20, 2005

     The undersigned hereby appoints as proxies Keith A. Weller and Cristina Paradiso and each of them (with full power of substitution) to vote for the undersigned all shares of preferred stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed.

     UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 8586, Edison, NJ 08818-9452. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
    SIDE                                                                 SIDE
-----------                                                          -----------

[X] Please mark                                                             4996
    vote as in
    this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.

1. To elect as directors:

   Nominees: (01) Margo N. Alexander, (02) Richard Q. Armstrong,
             (03) David J. Beaubien, (04) Richard R. Burt, (05) Meyer Feldberg,
             (06) Carl W. Schafer and (07) William D. White.

                    FOR   [_]   [_] WITHHOLD
                    ALL             FROM ALL
                 NOMINEES           NOMINEES

             [_]
                 --------------------------------------
                 For all nominees except as noted above

                                        Mark box at right if an address      [_]
                                        change or comment has been noted
                                        on this card.

                                        This proxy will not be voted unless it
                                        is dated and signed exactly as
                                        instructed below.

                                        If shares are held by an individual,
                                        sign your name exactly as it appears on
                                        this card. If shares are held jointly,
                                        either party may sign, but the name of
                                        the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer".

                                        Sign exactly as name appears hereon.


Signature:
(if held jointly)             Date:          Signature:             Date:
                  ---------         ------              ---------         ------


                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'